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                                                                   Exhibit 10(c)



                           COMMERCE BANCSHARES, INC.
                        1996 INCENTIVE STOCK OPTION PLAN

                                2001 RESTATEMENT

     This 1996 INCENTIVE STOCK OPTION PLAN (hereinafter the "Plan") originally was adopted by Commerce Bancshares, Inc. (hereinafter the "Company") on the 3rd day of February, 1995. As originally adopted, the Plan was designed to provide incentive stock options within the meaning of Section 422 and meet the criteria of performance-based compensation under Section 162 of the Code (as hereinafter defined). The Company subsequently amended and restated the Plan on October 4, 1996, incorporating amendments to provide for the immediate acceleration of options granted under the Plan in the event of a "change in control," and to conform the provisions of the Plan regarding the Committee (as hereinafter defined) to the requirements of applicable tax and securities laws.

     The Company now desires to amend and restate the Plan to allow for the grant of Nonqualified Stock Options (as hereinafter defined) under the Plan.

     NOW THEREFORE, the Plan is hereby amended and restated as follows:

                                   SECTION I
                                  DEFINITIONS

     As used herein, the following definitions shall apply:

     1.1. "Board" shall mean the Board of Directors of the Company.

     1.2. "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

     1.3. "Common Stock" shall mean the common stock, $5 Par Value per share, of the Company.

     1.4. "Committee" shall mean the Compensation and Benefits Committee of the Board, appointed in accordance with Section V of the Plan.

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    1.5.  "Employee" shall mean officers and other key employees employed by the
          Company, or any subsidiary of the Company which now exists, is hereafter organized, or is acquired by the Company.

    1.6. "Incentive Stock Option" shall mean an option granted under the Plan to purchase Shares that is designated as an Incentive Stock Option, and is intended to meet the requirements of Section 422 of the Code.

    1.7. "Nonqualified Stock Option" shall mean an option granted under the Plan to purchase shares that is not an Incentive Stock Option. 1.8. "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

    1.8. "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

    1.9. "Option Grant" shall mean a written agreement evidencing an Option granted hereunder in a form approved by the Committee, which shall be duly executed and delivered by or on behalf of the Company to the Optionee, and shall contain such provisions as are not inconsistent with Section VI of the Plan.

    1.10. "Optionee" shall mean any Employee who is granted an Option under the Plan.

    1.11. "Retirement" shall mean an Optionee's ceasing to be an Employee by reason of retirement pursuant to a pension or retirement plan of the Company or a subsidiary of the Company (as determined by the Committee in its sole discretion).

    1.12. "Share" shall mean a share of the Common Stock of the Company as adjusted in accordance with Section VIII of the Plan.

                                   SECTION II
                                    PURPOSE

    2.1. The Plan is designed to encourage officers and other key employees to acquire a proprietary interest in the Company, thereby aligning their interests with those of the shareholders. It is also seeks to encourage officers and other key employees to continue employment with the Company and to render outstanding performance during such employment by providing additional, long-term incentive to such employees.


                                  SECTION III
                                  ELIGIBILITY

    3.1.  Options may be granted only to Employees.

    3.2. No director, other than a director who is also an Employee, shall be eligible to receive an Option under the Plan.

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                                   SECTION IV
                          LIMITS ON OPTIONS AND SHARES

     4.1. The total number of Shares for which Options may be granted under this Plan was 2,000,000 Shares as of February 3, 1995, which was the original effective date of the Plan. The number of authorized Shares has and shall continue to be adjusted subsequent to the original effective date pursuant to the provisions of Section VIII. Such Shares may be authorized but unissued or may be Treasury Shares.

     4.2. If an Option should expire or terminate without having been exercised in full, the Shares allocable to the unexercised portion of such Option shall become available for other Options under the Plan unless the Plan shall have been terminated.

     4.3. No Incentive Stock Option shall be granted under the Plan to an Employee who, at the time the Incentive Stock Option is granted, owns Shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a subsidiary corporation of the Company.

     4.4. No grant of Incentive Stock Options and Nonqualified Stock Options to any one Employee in any one year shall be in excess of one-half of one percent (0.5%) of the outstanding Shares as of the preceding December 31.

                                   SECTION V
                 ADMINISTRATION OF PLAN AND GRANTING OF OPTIONS

     5.1. The Plan shall be administered by the Committee, which shall consist solely of two or more directors who are both (a) "non-employee directors" under Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision thereto and (b) "outside directors" under
Section 162(m) of the Code. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

     5.2. The Committee shall hold meetings at such times and places as it may determine and a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     5.3. Subject to the provisions of the Plan, the Committee shall have authority:

          (a) To determine the Employees to whom and the time or times at which Options shall be granted and the number of Shares to be represented by each Option;

          (b)  To interpret the Plan;

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          (c)  To prescribe, amend, and rescind rules and regulations relating to the Plan;

          (d) To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option granted by the Committee; and

          (e) To make all other determinations deemed necessary or advisable for the administration of the Plan.

     5.4. The decisions, determinations, and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Option granted under the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

                                   SECTION VI
                             TERMS OF STOCK OPTIONS

     6.1. Each Option shall be evidenced by an Option Grant, which shall specify, among other things, the date of grant of the Option and the number of Shares to which the Option pertains.

     6.2. The exercise price for Shares to be issued pursuant to any Option granted under the Plan shall be the last sale price as reported by the NASDAQ National Market (or the principal securities exchange or other market on which the Common Stock is then being traded) on the date of the grant. In the event a sale shall not have been effected on the date of the grant, the last sale price first reported prior to the date of grant shall be used.

     6.3. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes a determination granting such Option.

     6.4. The Committee shall fix the term or duration of all Options under this Plan provided that no term shall exceed ten (10) years after the date on which the Option was granted. Incentive Stock Options granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee. Nonqualified Stock Options shall be subject to such transferability provisions as the Committee in its discretion shall determine and include in the Option Grant.

     6.5. Termination (Other Than Death or Permanent Disability).

          6.5.1. In the event that an Optionee holding an Incentive Stock Option should cease to be employed by the Company for any reason (including Retirement) other than death or permanent disability, the Incentive Stock Option may be exercised at any time within three (3) months after the termination of employment (but in no event after the expiration of the

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                    option period) if and to the extent it was exercisable as of the date of termination and had not previously been exercised. Notwithstanding the foregoing, if an Optionee's employment is terminated voluntarily by the Optionee (other than due to Retirement) or is terminated because of the Optionee's dishonesty, theft, embezzlement from the Company, willful violation of any rules of the Company pertaining to the conduct of Employees or the commission of a willful felonious act while an Employee, then any Incentive Stock Option or unexercised portion thereof granted to said Optionee shall expire upon termination of employment.

          6.5.2. In the event that an Optionee holding a Nonqualified Stock Option should cease to be employed by the Company for any reason other than Retirement, death or permanent disability, then the Nonqualified Stock Option may be exercised within a period of not more than three (3) months after the termination of employment (but in no event after the expiration of the option period), if and to the extent it was exercisable as of the date of termination and had not previously been exercised. If an Optionee holding a Nonqualified Stock Option shall cease to be an Employee by reason of Retirement, the Optionee shall have the right to exercise the Nonqualified Stock Option with respect to all or any part of the Shares as to which such Nonqualified Stock Option remained unexercised within a period of not more than thirty-six (36) months from the date such Optionee ceased to be an Employee (but in no event after the expiration of the Nonqualified Stock Option period), if and to the extent it was exercisable as of the date of termination and had not previously been exercised. Notwithstanding the foregoing, if an Optionee's employment is terminated voluntarily by the Optionee other than due to Retirement or is terminated because of the Optionee's dishonesty, theft, embezzlement from the Company, willful violation of any rules of the Company pertaining to the conduct of Employees or the commission of a willful felonious act while an Employee, then any Nonqualified Stock Option or unexercised portion thereof granted to said Optionee shall expire upon termination of employment.

     6.6. If an Optionee shall die and shall not have fully exercised his Option, the Option may be exercised as follows, if and to the extent it was exercisable as of the date of death and had not previously been exercised:

          6.6.1. With respect to an Incentive Stock Option, if the Optionee died while an Employee, the Incentive Stock Option may be exercised at any time within one (1) year after the Optionee's death by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Incentive Stock Option directly from the Optionee by bequest or inheritance.

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          6.6.2.  With respect to a Nonqualified Stock Option, if the Optionee died while an Employee, or within twelve (12) months after the date of termination of such employment due to disability (as described in Section 6.7.2 below) or Retirement (as described in Section 6.5.2 above), the Nonqualified Stock Option granted to the Optionee shall be exercisable with respect to all or any part of the Shares as to which such Nonqualified Stock Option remains unexercised by the Optionee's legal representative or other person or persons to whom the Optionee's rights under the Nonqualified Stock Option shall pass by the Optionee's will or the laws of descent and distribution, but only before the expiration of the Nonqualified Stock Option period or of the twelve (12) month period next succeeding the Optionee's death, whichever first occurs.

     6.7. If an Optionee shall cease to be an Employee by reason of a permanent disability (as determined by the Optionee officially establishing his eligibility to receive Social Security disability benefits), the Optionee may exercise his Option as follows, if and to the extent it was exercisable as of the date the Optionee ceased to be an Employee by reason of such a permanent disability, and had not previously been exercised:

          6.7.1. An Incentive Stock Option may be exercised at any time within one (1) year from the date such Optionee ceased being an Employee.

          6.7.2. A Nonqualified Stock Option may be exercised with respect to all or any part of the Shares within a period of not more than thirty-six (36) months from the date such Optionee ceased to be an Employee (but in no event after the expiration of the Nonqualified Stock Option period).

     6.8. The fair market value of Common Stock for which any Incentive Stock Option may be granted in any calendar year under the Plan shall be in such amount as the Committee shall determine; provided, however, that the aggregate fair market value of Common Stock for which Incentive Stock Options granted under the Plan (or any other incentive stock option plan of the Company or any subsidiary) first become exercisable in any one calendar year by an Optionee may not exceed $100,000 (determined as of the date of grant).

                                  SECTION VII
                               EXERCISE OF OPTION

     7.1. An Option shall be deemed to be exercised when written notice of such exercise has been received by the Company in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Payment may be made (i) in cash, (ii) by delivering Common Stock of the Company already owned by the Optionee, or (iii) a combination of cash and Common Stock. The fair market value of Common Stock delivered for payment shall be the last sale price as reported by the Automated Quotation System of the National Association of Securities Dealers on the date of exercise. No shares shall be issued, delivered, or recorded on the records of the Company or its transfer agents or registrars until full

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payment therefore has been made. Until the issuance of the stock certificates or entry on the records of the Company or its transfer agents or registrars is made, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares as to which the Option has been exercised. No adjustment will be made for a dividend or other rights for which a record date is established prior to the date the stock certificates are issued or record entry is made, except as provided in Section 8.1 of the Plan.

     7.2. At the time of exercise of a Nonqualified Stock Option granted under this Plan, the Optionee shall provide for the payment to the Company of federal, state, local and payroll withholding taxes attributable to such exercise. The Optionee shall advise the Company at the time of exercise of the amount of desired withholding but such withholding may not be less than the minimum required by law, which minimum amount shall be withheld in the absence of other instruction from the Optionee. The Optionee may direct the Company to withhold from the exercise of the Nonqualified Stock Option that number of whole shares of Common Stock as shall equal in value the nearest whole share equivalent of the indicated tax withholding requirement. Shares to be used for withholding shall be valued at the last sale price as reported by the Automated Quotation System of the National Association of Securities Dealers on the date of exercise. To the extent the withholding amount is not satisfied in Shares, the Optionee shall satisfy the remaining amount to be withheld by remitting such amount in cash to the Company contemporaneously with the exercise of the Option.

     7.3. Notwithstanding any other provision of this Plan, the Committee may postpone any exercise of an Option for such period as the Committee in its discretion may deem necessary in order to permit the Company (i) to effect or maintain registration of the Plan or the Shares issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares or to list the Shares thereon; or (iii) to determine that such Shares and the Plan are exempt from such registration or that no action of the kind referred to in (ii) above need be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option Grant or any provision of the Plan to permit the exercise of an Option to sell or deliver Shares in violation of the Securities Act of 1933 or other applicable law. Any such postponement shall not extend the term of an Option and neither the Company nor its directors or officers or any of them shall have any obligation or liability to the Optionee or to any other person with respect to any Shares as to which an Option shall lapse because of such postponement.

                                  SECTION VIII
                       REORGANIZATION, CHANGE IN CONTROL

     8.1. If the Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of such Shares shall be increased through the payment of a stock dividend or stock split, there shall be substituted for or added to each Share theretofore reserved

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for the purposes of the Plan, whether or not such Shares are at the time subject to outstanding Options, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed or for which it shall be so exchanged, or to which each such Share shall be entitled, as the case may be. Outstanding Options shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding Shares, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or option price of the Shares then reserved for the purposes of the Plan, or in any Option theretofore granted or which may be granted under the Plan, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan. In making any such substitution or adjustment pursuant to this Section 8.1, fractional shares shall be ignored.

     8.2. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, Options outstanding as of the date of such Change in Control and not then exercisable and vested shall become fully exercisable and vested.

     For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

          (a) any Person is or becomes the "beneficial owner" (within the meaning of Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

          (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on August 2, 1996, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on August 2, 1996 or whose appointment, election or nomination for election was previously so approved; or

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          (c)  there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 80% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries other than in connection with the acquisition by the Company or its subsidiaries of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

          (d) the stockholders of the Company approve (i) a plan of complete liquidation or dissolution of the Company or (ii) a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     For purposes of the above definition of Change in Control, "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     8.3. In the event of a Change in Control under Section 8.2(c) or (d)(ii) (a "Section 8.3 Event") the Committee shall have the discretion (a) to arrange for the successor to assume each outstanding Option, (b) to arrange for the substitution of outstanding Options with equivalent awards by the successor corporation or a parent or subsidiary of the successor corporation, (c) to terminate each outstanding Option in exchange for payment of an amount based on a price not less than the fair market value of the consideration (whether stock, cash, or other securities or

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property) received or to be received in the Section 8.3 Event by holders of each
Share of common stock held on the effective date of the transaction (and if holders of Shares were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares), less the exercise price with respect to the Option, or (d) to take such other action with respect to the Option as determined by the Committee in its sole discretion.

                                   SECTION IX
                       AMENDMENT AND TERMINATION OF PLAN

     9.1. The Board may amend the Plan from time to time as it deems desirable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for purposes of the Internal Revenue Code.

     9.2. This Plan shall terminate on December 31, 2005, provided that the Board may in its discretion terminate this Plan at any time prior thereto.

     9.3. Any amendment to or the termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     9.4. This Plan is effective on January 1, 1996, and Options hereunder may be granted thereafter, subject to the terms of the Plan, provided this Plan is approved by a vote of the holders of a majority of the outstanding shares of the Company at a meeting of shareholders of the Company held within twelve (12) months following the adoption date.

     9.5. This Plan shall be interpreted and construed in accordance with the laws of the State of Missouri.

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